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                                                                     EXHIBIT 6.0

CUSIP No. 989390109


                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13D

                  The undersigned agree as follows:

                  (i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

                  (ii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                  Dated: February 8, 2006






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                                       v. PREM WATSA



                                       /s/ V. Prem Watsa
                                       -----------------------------------------




                                       1109519 ONTARIO LIMITED



                                       By: /s/ V. Prem Watsa
                                           -------------------------------------
                                           Name:  V. Prem Watsa
                                           Title: President




                                       THE SIXTY TWO INVESTMENT COMPANY LIMITED



                                       By: /s/ V. Prem Watsa
                                           -------------------------------------
                                           Name:  V. Prem Watsa
                                           Title: President




                                       810679 ONTARIO LIMITED



                                       By: /s/ V. Prem Watsa
                                           -------------------------------------
                                           Name:  V. Prem Watsa
                                           Title: President




                                       FAIRFAX FINANCIAL HOLDINGS LIMITED



                                       By: /s/ Paul Rivett
                                           -------------------------------------
                                           Name:  Paul Rivett
                                           Title: Vice President

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                                       CRC (BERMUDA) REINSURANCE LIMITED



                                       By: /s/ Ronald Schokking
                                           -------------------------------------
                                           Name:  Ronald Schokking
                                           Title: Director




                                       FFHL GROUP LTD.



                                       By: /s/ V. Prem Watsa
                                           -------------------------------------
                                           Name:  V. Prem Watsa
                                           Title: Vice President and Director




                                       FAIRFAX INC.



                                       By: /s/ John Cassil
                                           -------------------------------------
                                           Name:  John Cassil
                                           Title: Vice President




                                       CRUM & FORSTER HOLDINGS CORP.



                                       By: /s/ Carol Ann Soos
                                           -------------------------------------
                                           Name:  Carol Ann Soos
                                           Title: Secretary




                                       CRUM & FORSTER HOLDING INC.



                                       By: /s/ Valerie J. Gasparik
                                           -------------------------------------
                                           Name:  Valerie J. Gasparik
                                           Title: Secretary


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                                       UNITED STATES FIRE INSURANCE COMPANY



                                       By: /s/ Carol Ann Soos
                                           -------------------------------------
                                           Name:  Carol Ann Soos
                                           Title: Vice President